Exhibit 99.1

LETTER OF TRANSMITTAL

To Tender for Exchange

5.875% Senior Notes due 2021

and

6.125% Senior Notes due 2022

of

Chesapeake Midstream Partners, L.P.

CHKM Finance Corp.

Pursuant to the Prospectus dated                     , 2012

THESE OFFERS WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON                     , 2012 UNLESS EXTENDED BY THE PARTNERSHIP IN ITS SOLE DISCRETION (THE “EXPIRATION DATE”). TENDERS OF PRIVATE NOTES MAY BE WITHDRAWN AT ANY TIME PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE.

The Exchange Agent for the Exchange Offers is:

The Bank of New York Mellon Trust Company, N. A.

By Mail: The Bank of New York Mellon Trust Company, N.A. c/o Bank of New York Mellon Corporation 101 Barclay Street, Floor 7 East New York, New York 10286 Attention:	By Facsimile: (212) 298-1915 Confirm by Telephone: (212) 815-[—]	By Hand: The Bank of New York Mellon Trust Company, N.A. Bank of New York Mellon Corporation 101 Barclay Street, Floor 7 East New York, New York 10286 Attention:	By Overnight Courier: The Bank of New York Mellon Trust Company, N.A. Bank of New York Mellon Corporation 101 Barclay Street, Floor 7 East New York, New York 10286 Attention:

DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF INSTRUCTIONS VIA FACSIMILE TO A NUMBER OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

HOLDERS WHO WISH TO BE ELIGIBLE TO RECEIVE EXCHANGE NOTES PURSUANT TO THE EXCHANGE OFFERS MUST VALIDLY TENDER (AND NOT WITHDRAW) THEIR PRIVATE NOTES TO THE EXCHANGE AGENT ON OR PRIOR TO THE EXPIRATION DATE.

Pursuant to the Prospectus dated                     , 2012 (the “Prospectus”), Chesapeake Midstream Partners, L.P. (the “Partnership”) and CHKM Finance Corp. (“Finance Corp.” and, together with the Partnership, the “Issuers”) are offering to exchange (i) an aggregate principal amount of up to $350,000,000 of their 5.875% Senior Notes due 2021 (the “old 2021 notes”) for a like principal amount of their 5.875% Senior Notes due 2021 (the “new 2021 notes”) and (ii) an aggregate principal amount of up to $750,000,000 of its 6.125% Senior Notes due 2022 (the “old 2022 notes” and, together with the old 2021 notes, the “Private Notes”) for a like principal amount of its 6.125% Senior Notes due 2022 (the “new 2022 notes” and, together with the new 2021 notes, the “Exchange Notes”). This Letter of Transmittal is to be used by holders (“Holders”) of the Private Notes to receive the Exchange Notes of the Partnership if: (i) certificates representing Private Notes are to be physically delivered to the exchange agent herewith by such Holder; (ii) tender of Private Notes is to be made by book-entry transfer to the exchange agent’s account at The Depository Trust Company (“DTC”) pursuant to the procedures

1

set forth under the caption “The Exchange Offers — Book-Entry Transfer” in the Prospectus; or (iii) tender of Private Notes is to be made according to the guaranteed delivery procedures set forth under the caption “The Exchange Offers — Guaranteed Delivery Procedures” in the Prospectus. Finance Corp. is a wholly owned subsidiary of the Partnership that has no material assets and was formed for the purpose of being a co-issuer of the Private Notes and the Exchange Notes and a guarantor of some of the Partnership’s other indebtedness.

The undersigned hereby acknowledges receipt of the Prospectus. All capitalized terms used herein and not defined shall have the meanings ascribed to them in the Prospectus.

DTC participants that are accepting the exchange offers as set forth in the Prospectus and this Letter of Transmittal (which together constitute the “Exchange Offers”) must transmit their acceptance to DTC which will edit and verify the acceptance and execute a book-entry delivery to the exchange agent’s account at DTC. DTC will then send an agent’s message to the exchange agent for its acceptance. Delivery of the agent’s message by DTC will satisfy the terms of the Exchange Offers as to execution and delivery of a Letter of Transmittal by the participant identified in the agent’s message. By tendering Private Notes pursuant to the book-entry procedures established by DTC, the participant agrees to be bound by the terms of this Letter of Transmittal as if such participant had signed and physically delivered such document to the exchange agent.

Delivery of documents to DTC does not constitute delivery to the exchange agent.

If a Holder wishes to surrender Private Notes pursuant to the Exchange Offers and cannot meet the Expiration Date deadline, or cannot deliver the Private Notes, the Letter of Transmittal or any other documentation on time, then the Holder must surrender the Private Notes according to the guaranteed delivery procedures set forth under the caption “The Exchange Offers – Guaranteed Delivery Procedures” in the Prospectus. See Instruction 2.

The undersigned should complete, execute and deliver this Letter of Transmittal to indicate the action the undersigned desires to take with respect to the Exchange Offers.

TENDER OF PRIVATE NOTES
☐	CHECK HERE IF TENDERED PRIVATE NOTES ARE ENCLOSED HEREWITH.

☐	CHECK HERE IF TENDERED PRIVATE NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH DTC AND COMPLETE THE FOLLOWING:

Name of Tendering Institution:

DTC Account Number:

Transaction Code Number:

☐	CHECK HERE AND ENCLOSE A PHOTOCOPY OF THE NOTICE OF GUARANTEED DELIVERY IF TENDERED PRIVATE NOTES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE EXCHANGE AGENT AND COMPLETE THE FOLLOWING:

Name(s) of Registered Holder(s):

Window Ticker Number (if any):

Date of Execution of Notice of Guaranteed Delivery:

Name of Eligible Institution that Guaranteed Delivery:

List below the Private Notes to which this Letter of Transmittal relates. The name(s) and address(es) of the registered Holder(s) should be printed, if not already printed below, exactly as they appear on the Private Notes tendered herewith. The Private Notes and the principal amount of Private Notes that the undersigned wishes to tender should be indicated in the appropriate boxes. If the space provided is inadequate, list the certificate number(s) and principal amount(s) on a separately executed schedule and affix the schedule to this Letter of Transmittal.

DESCRIPTION OF PRIVATE NOTES

Name(s) and Address(es) of Registered Holder(s) (Please fill in if blank) See Instruction 3	Certificate Number(s)*	Aggregate Principal Amount Represented**	Principal Amount Tendered**
Private 5.875% Senior Notes due 2021

Total Principal Amount of Private 5.875% Senior Notes due 2021
Private 6.125% Senior Notes due 2022

Total Principal Amount of Private 6.125% Senior Notes due 2022

*	Need not be completed by Holders tendering by book-entry transfer.
**	Unless otherwise specified, the entire aggregate principal amount represented by the Private Notes described above will be deemed to be rendered. See Instruction 4.

NOTE: SIGNATURES MUST BE PROVIDED BELOW.

PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY.

Ladies and Gentlemen:

The undersigned hereby tenders to the Partnership, upon the terms and subject to the conditions set forth in its Prospectus, receipt of which is hereby acknowledged, and in accordance with this Letter of Transmittal (which together constitute the “Exchange Offers”), the principal amount of Private Notes indicated in the foregoing table entitled “Description of Private Notes” under the column heading “Principal Amount Tendered.”

Subject to, and effective upon, the acceptance for purchase of the principal amount of Private Notes tendered herewith in accordance with the terms and subject to the conditions of the Exchange Offers, the undersigned hereby sells, assigns and transfers to, or upon the order of, the Partnership, all right, title and interest in and to all of the Private Notes tendered hereby. The undersigned hereby irrevocably constitutes and appoints the exchange agent as the true and lawful agent and attorney-in-fact of the undersigned (with full knowledge that the exchange agent also acts as the agent of the Partnership) with respect to such Private Notes, with full powers of substitution and revocation (such power of attorney being deemed to be an irrevocable power coupled with an interest) to (i) present such Private Notes and all evidences of transfer and authenticity to, or transfer ownership of, such Private Notes on the account books maintained by DTC to, or upon the order of, the Partnership, (ii) present such Private Notes for transfer of ownership on the books of the Partnership, and (iii) receive all benefits and otherwise exercise all rights of beneficial ownership of such Private Notes, all in accordance with the terms and conditions of the Exchange Offers as described in the Prospectus.

The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Private Notes tendered hereby and that the Partnership will acquire good, marketable and unencumbered title thereto, free and clear of all security interests, liens, restrictions, charges, encumbrances, conditional sale agreements or other obligations relating to their sale or transfer, and not subject to any adverse claim, when the same are accepted by the Partnership. The undersigned also warrants that it will, upon request, execute and deliver any additional documents deemed by the exchange agent or by the Partnership to be necessary or desirable to complete the sale, exchange, assignment and transfer of the Private Notes tendered hereby. The undersigned hereby further represents that any Exchange Notes acquired in exchange for Private Notes tendered hereby will have been acquired in the ordinary course of business of the person receiving such Exchange Notes, whether or not such person is the undersigned, that neither the holder of such Private Notes nor any such other person has an arrangement or understanding with any person to participate in the distribution of such Exchange Notes and that neither the Holder of such Private Notes nor any such other person is an “affiliate”, as defined in Rule 405 under the Securities Act of 1933, as amended (the “Securities Act”), of the Partnership, Finance Corp. or a broker-dealer tendering the Private Notes acquired directly from the Partnership or Finance Corp. for its own account.

The undersigned also acknowledges that these Exchange Offers are being made in reliance on interpretations by the staff of the Securities and Exchange Commission (the “SEC”), as set forth in no-action letters issued to third parties, that the Exchange Notes issued in exchange for the Private Notes pursuant to the Exchange Offers may be offered for resale, resold and otherwise transferred by holders thereof (other than any such holder that is an “affiliate,” within the meaning of Rule 405 under the provisions of the Securities Act, of the Partnership or Finance Corp.), provided that such Exchange Notes are acquired in the ordinary course of such holders’ business and such holders have no arrangement with any person to participate in the distribution of such Exchange Notes. The Partnership, however, does not intend to request the SEC to consider, and the SEC has not considered, the Exchange Offers in the context of a no-action letter, and there can be no assurance that the staff of the SEC would make a similar determination with respect to the Exchange Offers as in other circumstances. If the undersigned is not a broker-dealer, the undersigned represents that it is not engaged in, and does not intend to engage in, a distribution of Exchange Notes and has no arrangement or understanding to participate in a distribution of Exchange Notes. If any Holder is an affiliate of the Partnership or Finance Corp., is engaged in or intends to engage in or has any arrangement or understanding with respect to the distribution of the Exchange Notes to be acquired pursuant to the Exchange Offers, such Holder (i) could not rely on the applicable interpretations of the staff of the SEC and (ii) must comply with the registration and prospectus delivery requirements of the Securities Act in connection with any resale transaction. If the undersigned is a broker-dealer that will receive Exchange Notes for its own account in exchange for Private Notes acquired as a result of market-making or other trading activities (a “Participating Broker-Dealer”), it represents that the Private Notes to be exchanged for the Exchange Notes were acquired by it as a result of market-making or other trading activities and acknowledges that it will deliver a prospectus (as amended or supplemented from time to time) in connection with any resale of such Exchange Notes; however, by so acknowledging and by delivering a prospectus, such Participating Broker-Dealer will not be deemed to admit that it is an “underwriter” within the meaning of the Securities Act.

The Issuers have agreed that, subject to the provisions of the Registration Rights Agreements, dated April 19, 2011 and January 6, 2012 among the Partnership, Finance Corp., the guarantors named therein and the respective initial purchasers, the Prospectus, as it may be amended or supplemented from time to time, may be used by a Participating Broker-Dealer in connection with resales of Exchange Notes received in exchange for Private Notes which were acquired by such Participating Broker-Dealer for its own account as a result of market-making or other trading activities, for a period ending 180 days after the Expiration Date or, if earlier, when a Participating Broker-Dealer is no longer required to deliver a prospectus in connection with market-making or other trading activities. In that regard, each Participating Broker-Dealer by tendering such Private Notes and executing this Letter of Transmittal, agrees that, upon receipt of notice from the Partnership of the occurrence of any event or the discovery of any fact which makes any statement contained or incorporated by reference in the Prospectus untrue in any material respect or which causes the Prospectus to omit to state a material fact necessary in order to make the statements contained or incorporated by reference therein, in light of the circumstances under which they were made, not misleading, such Participating Broker-Dealer will suspend the sale of Exchange Notes pursuant to the Prospectus until the Partnership has amended or supplemented the Prospectus to correct such misstatement or omission and has furnished copies of the amended or supplemented Prospectus to the Participating Broker-Dealer or the Partnership has given notice that the sale of the Exchange Notes may be resumed, as the case may be. If the Partnership gives such notice to suspend the sale of the Exchange Notes, it shall extend the 180-day period referred to above during which Participating Broker-Dealers are entitled to use the Prospectus in connection with the resale of Exchange Notes by the number of days during the period from and including the date of the giving of such notice to and including the date when Participating Broker-Dealers shall have received copies of the supplemented or amended Prospectus necessary to permit resales of the Exchange Notes or to and including the date on which the Partnership has given notice that the sale of Exchange Notes may be resumed, as the case may be.

The undersigned understands that tenders of Private Notes may be withdrawn by written or facsimile transmission notice of withdrawal received by the exchange agent at any time prior to the Expiration Date. In the event of a termination of the Exchange Offers, the Private Notes tendered pursuant to the Exchange Offers will be returned to the tendering Holders promptly, at no cost, (or, in the case of Private Notes tendered by book-entry transfer, such Private Notes will be credited to the account maintained at DTC from which such Private Notes were delivered). If the waiver of an unsatisfied condition by the Partnership constitutes a material change to the Exchange Offers, the Partnership will promptly disclose the waiver by means of a prospectus supplement that will be distributed to the registered Holders, and the Partnership will extend the Exchange Offers to the extent required by law.

The undersigned understands that the tender of Private Notes pursuant to any of the procedures set forth in the Prospectus and in the instructions hereto will constitute the undersigned’s acceptance of the terms and conditions of the Exchange Offers. The Partnership’s acceptance for exchange of Private Notes tendered pursuant to any of the procedures described in the Prospectus will constitute a binding agreement between the undersigned and the Partnership in accordance with the terms and subject to the conditions of the Exchange Offers. The undersigned recognizes that, under certain circumstances set forth in the prospectus, the Partnership may not be required to accept for exchange any of the Private Notes tendered hereby.

All authority conferred or agreed to be conferred by this Letter of Transmittal shall not be affected by, and shall survive the death or incapacity of the undersigned, and any obligation of the undersigned hereunder shall be binding upon the heirs, executors, administrators, trustees in bankruptcy, personal and legal representatives, successors and assigns of the undersigned.

The undersigned understands that the delivery and surrender of any Private Notes is not effective, and the risk of loss of the Private Notes does not pass to the exchange agent or the Partnership, until receipt by the exchange agent of this Letter of Transmittal, or a manually signed facsimile hereof, properly completed and duly executed, together with all accompanying evidences of authority and any other required documents in form satisfactory to the Partnership. All questions as to the validity, form, acceptance, withdrawal and eligibility, including time of receipt of surrendered private notes, will be determined by the Partnership in its sole discretion, which determination shall be final and binding. The Partnership reserves the absolute right to reject any and all Private Notes not properly surrendered, to reject any Private Notes if acceptance of them would, in the opinion of the Partnership’s counsel, be unlawful and to waive any defects, irregularities or conditions of surrender as to particular Private Notes.

Unless waived, the undersigned must cure any defects or irregularities in connection with surrenders of Private Notes on or before the Expiration Date. Although the Partnership intends to notify Holders of defects or irregularities in connection with surrenders of Private Notes, neither the Partnership, the exchange agent nor anyone else will be liable for failure to give such notice. Surrenders of Private Notes will not be deemed to have been made until any defects or irregularities have been cured or waived.

Unless otherwise indicated herein under “Special Issuance Instructions,” the undersigned hereby requests that any Private Notes representing principal amounts not tendered or not accepted for exchange be issued in the name(s) of the undersigned (and in the case of Private Notes tendered by book-entry transfer, by credit to the account of DTC), and Exchange Notes issued in exchange for Private Notes pursuant to the Exchange Offers be issued to the undersigned. Similarly, unless otherwise indicated herein under “Special Delivery Instructions,” the undersigned hereby requests that any Private Notes representing principal amounts not tendered or not accepted for exchange and Exchange Notes issued in exchange for Private Notes pursuant to the Exchange Offers be delivered to the undersigned at the address shown below the undersigned’s signature(s). In the event that the “Special Issuance Instructions” box or the “Special Delivery Instructions” box is, or both are, completed, the undersigned hereby requests that any Private Notes representing principal amounts not tendered or not accepted for purchase be issued in the name(s) of, certificates for such Private Notes be delivered to, and Exchange Notes issued in exchange for Private Notes pursuant to the Exchange Offers be issued in the name(s) of, and be delivered to, the person(s) at the address(es) so indicated, as applicable. The undersigned recognizes that the Partnership has no obligation pursuant to the “Special Issuance Instructions” box or “Special Delivery Instructions” box to transfer any Private Notes from the name of the registered Holder(s) thereof if the Partnership does not accept for exchange any of the principal amount of such Private Notes so tendered.

☐	CHECK HERE IF YOU OR ANY BENEFICIAL OWNER FOR WHOM YOU HOLD PRIVATE NOTES IS AN AFFILIATE OF THE PARTNERSHIP OR FINANCE CORP.

☐	CHECK HERE IF YOU OR ANY BENEFICIAL OWNER FOR WHOM YOU HOLD PRIVATE NOTES TENDERED HEREBY IS A BROKER-DEALER WHO ACQUIRED SUCH NOTES DIRECTLY FROM THE PARTNERSHIP OR AN AFFILIATE OF THE PARTNERSHIP.

☐	CHECK HERE AND COMPLETE THE LINES BELOW IF YOU OR ANY BENEFICIAL OWNER FOR WHOM YOU HOLD PRIVATE NOTES TENDERED HEREBY IS A BROKER-DEALER WHO ACQUIRED SUCH NOTES IN MARKET-MAKING OR OTHER TRADING ACTIVITIES. IF THIS BOX IS CHECKED, THE PARTNERSHIP WILL SEND 10 ADDITIONAL COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO TO YOU OR SUCH BENEFICIAL OWNER AT THE ADDRESS SPECIFIED IN THE FOLLOWING LINES.

Name:
Address:

SPECIAL ISSUANCE INSTRUCTIONS (See Instructions 1, 5, 6 and 7)	SPECIAL DELIVERY INSTRUCTIONS (See Instructions 1, 5, 6 and 7)

To be completed ONLY if Private Notes in a principal amount not tendered or not accepted for exchange are to be issued in the name of, or Exchange Notes are to be issued in the name of, someone other than the person(s) whose signature(s) appear(s) within this Letter of Transmittal or issued to an address different from that shown in the box entitled “Description of Private Notes” within this Letter of Transmittal.

To be completed ONLY if Private Notes in a principal amount not tendered or not accepted for exchange or Exchange Notes are to be sent to someone other than the person(s) whose signature(s) appear(s) within this Letter of Transmittal or to an address different from that shown in the box entitled “Description of Private Notes” within this Letter of Transmittal.

Issue: ☐ Private Notes	Issue: ☐ Private Notes
☐ Exchange Notes	☐ Exchange Notes
(check as applicable)	(check as applicable)

Name:	Name:
(Please Print)	(Please Print)

Address:	Address:
(Please Print)	(Please Print)

(Zip Code)	(Zip Code)

(Tax Identification or Social Security Number) (See IRS Form W-9 herein)	(Tax Identification or Social Security Number) (See IRS Form W-9 herein)

PLEASE SIGN HERE (To be completed by all tendering Holders of Private Notes regardless of whether Private Notes are being physically delivered herewith)

This Letter of Transmittal must be signed by the registered Holder(s) exactly as name(s) appear(s) on certificate(s) for Private Notes or, if tendered by a participant in DTC, exactly as such participant’s name appears on a security position listing as owner of Private Notes, or by the person(s) authorized to become registered Holder(s) by endorsements and documents transmitted herewith. If signature is by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, please set forth full title and see Instruction 5.

Signature(s) of Registered Holder(s) or Authorized Signatory (See guarantee requirement below)

Dated:

Name(s):

(Please Print)

Capacity (Full Title):

Address:

(Including Zip Code)

Area Code and Telephone Number:

Tax Identification or Social Security Number:
(Complete Accompanying IRS Form W-9)

SIGNATURE GUARANTEE (IF REQUIRED—SEE INSTRUCTIONS 1 AND 5)

Authorized Signature

Name of Firm

[place seal here]

INSTRUCTIONS

Forming Part of the Terms and Conditions of the Exchange Offers

1. Signature Guarantees. In the event that signatures on this letter of transmittal or a notice of withdrawal are required to be guaranteed, the guarantee must be made by an eligible institution. As used herein and in the Prospectus, “eligible institution” means a firm or other entity identified in Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended, as “an eligible guarantor institution,” including (as such terms are defined therein) (1) a bank; (2) a broker, dealer, municipal securities broker or dealer or government securities broker or dealer; (3) a credit union; (4) a national securities exchange, registered securities association or clearing agency; or (5) a savings association. Signatures on this Letter of Transmittal must be guaranteed by an eligible institution unless the Private Notes surrendered hereby are surrendered (i) by a registered Holder of Private Notes that has not completed the box titled “Special Delivery Instructions” on this Letter of Transmittal or (ii) for the account of an eligible institution. See Instruction 5.

2. Delivery of Letter of Transmittal and Private Notes. This Letter of Transmittal is to be completed by Holders if (i) certificates representing Private Notes are to be physically delivered to the exchange agent herewith by such Holders; (ii) tender of Private Notes is to be made by book-entry transfer to the exchange agent’s account at DTC pursuant to the procedures set forth under the caption “The Exchange Offers — Book-Entry Transfer” in the Prospectus, or (iii) tender of Private Notes is to be made according to the guaranteed delivery procedures set forth under the caption “The Exchange Offers — Guaranteed Delivery Procedures” in the Prospectus. All physically delivered Private Notes, or a confirmation of a book-entry transfer into the exchange agent’s account at DTC of all Private Notes delivered electronically, as well as a properly completed and duly executed Letter of Transmittal (or manually signed facsimile thereof), any required signature guarantees and any other documents required by this Letter of Transmittal, must be received by the exchange agent at one of its addresses set forth on the cover page hereto on or prior to the Expiration Date, or the tendering Holder must comply with the guaranteed delivery procedures set forth below. Delivery of documents to DTC does not constitute delivery to the exchange agent.

If a Holder desires to tender Private Notes pursuant to the Exchange Offers and time will not permit this Letter of Transmittal, certificates representing such Private Notes and all other required documents to reach the exchange agent, or the procedures for book-entry transfer cannot be completed, on or prior to the Expiration Date, such Holder must tender such Private Notes pursuant to the guaranteed delivery procedures set forth under the caption “The Exchange Offers — Guaranteed Delivery Procedures” in the Prospectus. Pursuant to such procedures:

(i)	such tender must be made by or through an eligible institution,

(ii)	prior to the Expiration Date, the exchange agent must receive from such eligible institution a properly completed and duly executed notice of guaranteed delivery, substantially in the form provided by the Partnership (by facsimile transmission, mail or hand delivery), setting forth the name and address of the Holder of Private Notes, the certificate number(s) of the private notes, if applicable, and the principal amount of Private Notes tendered, stating that the tender is being made thereby,

(iii)	a guarantee that within five New York Stock Exchange (“NYSE”) trading days after the Expiration Date, this Letter of Transmittal (or facsimile hereof), together with the certificate(s) representing the Private Notes in proper form for transfer or a book-entry confirmation, and any other documents required by this Letter of Transmittal, will be deposited by the eligible institution with the exchange agent, and

(iv)	a properly executed Letter of Transmittal, as well as the certificate(s) representing all surrendered Private Notes in proper form for transfer or book-entry confirmation, as the case may be, and all other documents required by this Letter of Transmittal, must be received by the exchange agent within five NYSE trading days after the Expiration Date.

Any Holder of Private Notes who wishes to tender his Private Notes pursuant to the guaranteed delivery procedures described above must ensure that the exchange agent receives the Notice of Guaranteed Delivery prior to 5:00 p.m., New York City time, on the Expiration Date. The exchange agent will send a notice of guaranteed delivery upon request if Private Notes are surrendered according to the guaranteed delivery procedures set forth above.

The method of delivery of this Letter of Transmittal, the Private Notes and all other required documents, including delivery through DTC, is at the election and risk of the tendering Holder and, except as otherwise provided in this Instruction 2, delivery will be deemed made only when actually received by the exchange agent. If delivery is by mail, it is suggested that the Holder use properly insured, registered mail with return receipt requested, and that the mailing be made sufficiently in advance of the Expiration Date to permit delivery to the exchange agent prior to such date.

No alternative, conditional or contingent tenders will be accepted. All tendering Holders, by execution of this Letter of Transmittal (or a facsimile thereof), waive any right to receive any notice of the acceptance of their Private Notes for exchange.

3. Inadequate Space. If the space provided herein is inadequate, the certificate numbers and/or the principal amount represented by Private Notes should be listed on a separate signed schedule attached hereto.

4. Partial Tenders. (Not applicable to Holders who tender by book-entry transfer). If Holders wish to tender less than the entire principal amount evidenced by a Private Note submitted, such Holders must fill in the principal amount that is to be tendered in the “Principal Amount Tendered” column of the box entitled “Description of Private Notes” on page 4 of this Letter of Transmittal. The minimum permitted tender is $2,000 in principal amount of Private Notes. All other tenders must be in integral multiples of $1,000 in principal amount in excess thereof. In the case of a partial tender of Private Notes, as soon as practicable after the Expiration Date, new certificates for the remainder of the Private Notes that were evidenced by such Holder’s old certificates will be sent to such Holder, unless otherwise provided in the appropriate box on this Letter of Transmittal. The entire principal amount that is represented by Private Notes delivered to the exchange agent will be deemed to have been tendered, unless otherwise indicated.

5. Signatures on Letter of Transmittal, Instruments of Transfer and Endorsements. If this Letter of Transmittal is signed by the registered Holder(s) of the Private Notes tendered hereby, the signatures must correspond exactly with the name(s) as written on the face of the certificate(s) without alteration, enlargement or any change whatsoever. If this Letter of Transmittal is signed by a participant in DTC whose name is shown as the owner of the Private Notes tendered hereby, the signature must correspond with the name shown on the security position listing as the owner of the Private Notes.

If any of the Private Notes tendered hereby are registered in the name of two or more Holders, all such Holders must sign this Letter of Transmittal. If any of the Private Notes tendered hereby are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of certificates.

If this Letter of Transmittal or any certificates or bond powers or any Private Note or instrument of transfer is signed by a trustee, executor, administrator, guardian, attorney-in-fact, agent, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and proper evidence satisfactory to the Partnership of such person’s authority to so act must be submitted. Unless waived by the Partnership, such person must submit with this Letter of Transmittal evidence satisfactory to the Partnership of such person’s authority to act in the particular capacity.

When this Letter of Transmittal is signed by the registered Holder(s) of the Private Notes listed herein and transmitted hereby, no endorsements of Private Notes or separate instruments of transfer are required unless

Exchange Notes are to be issued, or Private Notes not tendered or exchanged are to be issued, to a person other than the registered Holder(s), in which case signatures on such Private Notes or instruments of transfer must be guaranteed by an eligible institution.

If this Letter of Transmittal is signed other than by the registered Holder of any Private Notes listed in this Letter of Transmittal, then such Private Notes must be endorsed or accompanied by a properly completed bond power. The bond power must authorize the party signing this Letter of Transmittal to tender the Private Notes on behalf of the registered Holder and must be signed by the registered Holder as the registered Holder’s name appears on the Private Notes. Signatures on such certificate(s) must be guaranteed by an eligible institution.

6. Special Issuance and Delivery Instructions. If certificates for Exchange Notes or unexchanged or untendered Private Notes are to be issued in the name of a person other than the signer of this Letter of Transmittal, or if Exchange Notes or such Private Notes are to be sent to someone other than the signer of this Letter of Transmittal or to an address other than that shown herein, the appropriate boxes on this Letter of Transmittal should be completed. All Private Notes tendered by book-entry transfer and not accepted for payment will be returned by crediting the account at DTC designated herein as the account for which such Private Notes were delivered.

7. Transfer Taxes. The Partnership will pay all transfer taxes, if any, applicable to the transfer of Private Notes to it or its order pursuant to the Exchange Offers. If, however, Exchange Notes and/or substitute Private Notes not exchanged are to be delivered to, or are to be registered or issued in the name of, any person other than the Holder of the Private Notes tendered hereby, or if tendered Private Notes are registered in the name of any person other than the person signing this Letter of Transmittal, or if a transfer tax is imposed for any reason other than the transfer of Private Notes to the Partnership or its order pursuant to the Exchange Offers, the amount of any such transfer taxes (whether imposed on the Holder or any other persons) will be payable by the tendering Holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted herewith, the amount of such transfer taxes will be billed directly to such tendering Holder.

Except as provided in this Instruction 7, it will not be necessary for transfer tax stamps to be affixed to the Private Notes specified in this Letter of Transmittal.

8. Waiver of Conditions. The conditions of the Exchange Offers may be amended or waived by the Partnership in whole or in part at any time and from time to time in the Partnership’s sole discretion in the case of any Private Notes tendered.

9. IRS Form W-9. Each tendering owner of a Private Note (or other payee) is required to provide the exchange agent with a correct taxpayer identification number (“TIN”), generally the owner’s social security or federal employer identification number, and with certain other information, on IRS Form W-9, which is provided hereafter under “Important Tax Information,” and to certify that the owner (or other payee) is not subject to backup withholding. Failure to provide the information on IRS Form W-9 may subject the tendering owner (or other payee) to a $50 penalty imposed by the IRS and 28% federal income tax withholding. A Holder shall write “applied for” in the space provided in Part I of the form and complete the attached Certificate of Awaiting Taxpayer Identification Number if the Holder has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future. In such case, the exchange agent will withhold 28% until a TIN is provided to the exchange agent, and if the exchange agent is not provided with a TIN within 60 days, such amounts, if any, will be paid over to the IRS. A Holder who writes “applied for” in Part I in lieu of furnishing his or her TIN should furnish his or her TIN as soon as it is received. A non-U.S. Holder may qualify as an exempt recipient by submitting to the exchange agent a properly completed IRS Form W-8BEN, IRS Form W-8ECI or IRS Form W-8IMY, as applicable (which the exchange agent will provide upon request) signed under penalty of perjury, attesting to that Holder’s exempt status.

10. Broker-dealers Participating in the Exchange Offers. If no broker-dealer checks the last box on page 8 of this Letter of Transmittal, the Partnership has no obligation under the Registration Rights Agreement to allow the use of the Prospectus for resales of the Exchange Notes by broker-dealers or to maintain the effectiveness of the Registration Statement of which the Prospectus is a part after the consummation of the Exchange Offers.

11. Irregularities. The Partnership will determine, in its sole discretion, all questions as to the form of documents, validity, eligibility (including time of receipt) and acceptance for exchange of any tender of Private Notes, which determination shall be final and binding on all parties. The Partnership reserves the absolute right to reject any and all tenders determined by it not to be in proper form or the acceptance of which, or exchange for which, may, in the view of counsel to the Partnership, be unlawful. The Partnership also reserves the absolute right, subject to applicable law, to waive any of the conditions of the Exchange Offers set forth in the Prospectus under the caption “The Exchange Offers” or any conditions or irregularity in any tender of Private Notes of any particular Holder whether or not similar conditions or irregularities are waived in the case of other Holders.

The Partnership’s interpretation of the terms and conditions of the Exchange Offers (including this Letter of Transmittal and the instructions hereto) will be final and binding. No tender of Private Notes will be deemed to have been validly made until all irregularities with respect to such tender have been cured or waived. Although the Partnership intends to notify Holders of defects or irregularities with respect to tenders of Private Notes, neither the Partnership, any employees, agents, affiliates or assigns of the Partnership, the exchange agent, nor any other person shall be under any duty to give notification of any irregularities in tenders or incur any liability for failure to give such notification.

12. No Conditional Tenders. No alternative, conditional, irregular or contingent tenders will be accepted. All tendering Holders of Private Notes, by execution of this Letter of Transmittal, shall waive any right to receive notice of the acceptance of their Private Notes for exchange.

13. Mutilated, Lost, Stolen or Destroyed Private Notes. Any tendering Holder whose Private Notes have been mutilated, lost, stolen or destroyed should contact the exchange agent at the address indicated on the front of this Letter of Transmittal for further instructions.

14. Requests for Assistance or Additional Copies. Any questions or requests for assistance or additional copies of the Prospectus, this Letter of Transmittal or the notice of guaranteed delivery may be directed to the exchange agent at the telephone numbers and location listed on the cover page of this Letter of Transmittal. A Holder or owner may also contact such Holder’s or owner’s broker, dealer, commercial bank or trust company or nominee for assistance concerning the Exchange Offers.

15. Incorporation of Letter of Transmittal. This Letter of Transmittal shall be deemed to be incorporated in any tender of Private Notes by any DTC participant effected through procedures established by DTC and, by virtue of such tender, such participant shall be deemed to have acknowledged and accepted this Letter of Transmittal on behalf of itself and the beneficial owners of any Private Notes so tendered. By tendering Private Notes pursuant to book-entry procedures established by DTC, the DTC participant agrees to be bound by the terms of this Letter of Transmittal as if such participant had signed and physically delivered such document to the exchange agent.

IMPORTANT: This Letter of Transmittal (or a facsimile hereof), together with certificates representing the Private Notes and all other required documents or the notice of guaranteed delivery, must be received by the exchange agent on or prior to the Expiration Date.

IMPORTANT TAX INFORMATION

Under federal income tax law, an owner of Private Notes whose tendered Private Notes are accepted for exchange is required to provide the exchange agent with such owner’s current TIN on IRS Form W-9 below. If such owner is an individual, the TIN is his or her social security number. If the exchange agent is not provided with the correct TIN, the owner or other recipient of Exchange Notes may be subject to a $50 penalty imposed by the IRS. In addition, any interest on Exchange Notes paid to such owner or other recipient may be subject to 28% backup withholding tax.

Certain owners of Notes (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. In order for a foreign individual to qualify as an exempt recipient, that owner must submit to the exchange agent a properly completed IRS Form W-8ECI, W-8BEN, W-8EXP or W-8IMY (collectively, a “Form W-8”), signed under penalties of perjury attesting to that individual’s exempt status. Failure to provide the information required by Form W-8 may subject the tendering owner (or other payee) to a $50 penalty imposed by the IRS and 28% federal income tax withholding. A Form W-8 can be obtained from the exchange agent.

Backup withholding is not an additional tax. Rather, the federal income tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the IRS.

Purpose of IRS Form W-9

To prevent backup withholding the owner is required to notify the exchange agent with (i) the Holder’s correct TIN by completing the IRS Form W-9 provided herein, certifying (x) that the TIN provided on the IRS Form W-9 herein is correct (or that such Holder is awaiting a TIN), (y) that (A) the Holder is exempt from backup withholding, (B) the Holder has not been notified by the IRS that the Holder is subject to backup withholding as a result of failure to report all interest or dividends or (C) the IRS has notified the Holder that the Holder is no longer subject to backup withholding, and (z) that the Holder is a U.S. person (including a U.S. resident alien), or (ii) if applicable, an adequate basis for exemption.

What Number to Give the Exchange Agent

The Holder is required to give the exchange agent the TIN (e.g., social security number or employer identification number) of the owner of the Private Notes. If the Private Notes are registered in more than one name or are not registered in the name of the actual owner, please consult the enclosed chart entitled “What Name and Number to Give the Request” on IRS Form W-9 for additional guidance on which number to report.

TO ENSURE COMPLIANCE WITH TREASURY DEPARTMENT CIRCULAR 230, EACH HOLDER IS HEREBY NOTIFIED THAT: (A) ANY DISCUSSION OF U.S. FEDERAL INCOME TAX ISSUES HEREIN IS NOT INTENDED OR WRITTEN TO BE RELIED UPON, AND CANNOT BE RELIED UPON, BY ANY HOLDER FOR THE PURPOSE OF AVOIDING PENALTIES THAT MAY BE IMPOSED ON A HOLDER UNDER THE CODE; (B) SUCH DISCUSSION IS INCLUDED IN CONNECTION WITH THE PROMOTION OR MARKETING (WITHIN THE MEANING OF CIRCULAR 230) OF THE TRANSACTIONS OR MATTERS ADDRESSED HEREIN; AND (C) EACH HOLDER SHOULD SEEK ADVICE BASED ON ITS PARTICULAR CIRCUMSTANCES FROM AN INDEPENDENT TAX ADVISOR.

Form **W-9**
(Rev. December 2011)
Department of the Treasury
Internal Revenue Service

Request for Taxpayer Identification Number and Certification

Give Form to the requester. Do not send to the IRS.

Print or type
See Specific Instructions on page 2.

Name (as shown on your income tax return)

Business name/disregarded entity name, if different from above

Check appropriate box for federal tax classification:
☐ Individual/sole proprietor ☐ C Corporation ☐ S Corporation ☐ Partnership ☐ Trust/estate

☐ Limited liability company. Enter the tax classification (C=C corporation, S=S corporation, P=partnership) ▶ ☐ Exempt payee

☐ Other (see instructions) ▶

Address (number, street, and apt. or suite no.) | Requester's name and address (optional)

City, state, and ZIP code

List account number(s) here (optional)

Part I Taxpayer Identification Number (TIN)

Enter your TIN in the appropriate box. The TIN provided must match the name given on the "Name" line to avoid backup withholding. For individuals, this is your social security number (SSN). However, for a resident alien, sole proprietor, or disregarded entity, see the Part I instructions on page 3. For other entities, it is your employer identification number (EIN). If you do not have a number, see *How to get a TIN* on page 3.

Note. If the account is in more than one name, see the chart on page 4 for guidelines on whose number to enter.

Social security number
☐☐☐ – ☐☐ – ☐☐☐☐

Employer identification number
☐☐ – ☐☐☐☐☐☐☐

Part II Certification

Under penalties of perjury, I certify that:

1. The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me), and
2. I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding, and
3. I am a U.S. citizen or other U.S. person (defined below).

Certification instructions. You must cross out item 2 above if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest and dividends on your tax return. For real estate transactions, item 2 does not apply. For mortgage interest paid, acquisition or abandonment of secured property, cancellation of debt, contributions to an individual retirement arrangement (IRA), and generally, payments other than interest and dividends, you are not required to sign the certification, but you must provide your correct TIN. See the instructions on page 4.

Sign Here | **Signature of U.S. person** ▶ | **Date** ▶

General Instructions

Section references are to the Internal Revenue Code unless otherwise noted.

Purpose of Form

A person who is required to file an information return with the IRS must obtain your correct taxpayer identification number (TIN) to report, for example, income paid to you, real estate transactions, mortgage interest you paid, acquisition or abandonment of secured property, cancellation of debt, or contributions you made to an IRA.

Use Form W-9 only if you are a U.S. person (including a resident alien), to provide your correct TIN to the person requesting it (the requester) and, when applicable, to:

1. Certify that the TIN you are giving is correct (or you are waiting for a number to be issued),
2. Certify that you are not subject to backup withholding, or
3. Claim exemption from backup withholding if you are a U.S. exempt payee. If applicable, you are also certifying that as a U.S. person, your allocable share of any partnership income from a U.S. trade or business is not subject to the withholding tax on foreign partners' share of effectively connected income.

Note. If a requester gives you a form other than Form W-9 to request your TIN, you must use the requester's form if it is substantially similar to this Form W-9.

Definition of a U.S. person. For federal tax purposes, you are considered a U.S. person if you are:

- An individual who is a U.S. citizen or U.S. resident alien,
- A partnership, corporation, company, or association created or organized in the United States or under the laws of the United States,
- An estate (other than a foreign estate), or
- A domestic trust (as defined in Regulations section 301.7701-7).

Special rules for partnerships. Partnerships that conduct a trade or business in the United States are generally required to pay a withholding tax on any foreign partners' share of income from such business. Further, in certain cases where a Form W-9 has not been received, a partnership is required to presume that a partner is a foreign person, and pay the withholding tax. Therefore, if you are a U.S. person that is a partner in a partnership conducting a trade or business in the United States, provide Form W-9 to the partnership to establish your U.S. status and avoid withholding on your share of partnership income.

Cat. No. 10231X Form **W-9** (Rev. 12-2011)

Form W-9 (Rev. 12-2011) Page 2

The person who gives Form W-9 to the partnership for purposes of establishing its U.S. status and avoiding withholding on its allocable share of net income from the partnership conducting a trade or business in the United States is in the following cases:

- The U.S. owner of a disregarded entity and not the entity,
- The U.S. grantor or other owner of a grantor trust and not the trust, and
- The U.S. trust (other than a grantor trust) and not the beneficiaries of the trust.

Foreign person. If you are a foreign person, do not use Form W-9. Instead, use the appropriate Form W-8 (see Publication 515, Withholding of Tax on Nonresident Aliens and Foreign Entities).

Nonresident alien who becomes a resident alien. Generally, only a nonresident alien individual may use the terms of a tax treaty to reduce or eliminate U.S. tax on certain types of income. However, most tax treaties contain a provision known as a "saving clause." Exceptions specified in the saving clause may permit an exemption from tax to continue for certain types of income even after the payee has otherwise become a U.S. resident alien for tax purposes.

If you are a U.S. resident alien who is relying on an exception contained in the saving clause of a tax treaty to claim an exemption from U.S. tax on certain types of income, you must attach a statement to Form W-9 that specifies the following five items:

1. The treaty country. Generally, this must be the same treaty under which you claimed exemption from tax as a nonresident alien.

2. The treaty article addressing the income.

3. The article number (or location) in the tax treaty that contains the saving clause and its exceptions.

4. The type and amount of income that qualifies for the exemption from tax.

5. Sufficient facts to justify the exemption from tax under the terms of the treaty article.

Example. Article 20 of the U.S.-China income tax treaty allows an exemption from tax for scholarship income received by a Chinese student temporarily present in the United States. Under U.S. law, this student will become a resident alien for tax purposes if his or her stay in the United States exceeds 5 calendar years. However, paragraph 2 of the first Protocol to the U.S.-China treaty (dated April 30, 1984) allows the provisions of Article 20 to continue to apply even after the Chinese student becomes a resident alien of the United States. A Chinese student who qualifies for this exception (under paragraph 2 of the first protocol) and is relying on this exception to claim an exemption from tax on his or her scholarship or fellowship income would attach to Form W-9 a statement that includes the information described above to support that exemption.

If you are a nonresident alien or a foreign entity not subject to backup withholding, give the requester the appropriate completed Form W-8.

What is backup withholding? Persons making certain payments to you must under certain conditions withhold and pay to the IRS a percentage of such payments. This is called "backup withholding." Payments that may be subject to backup withholding include interest, tax-exempt interest, dividends, broker and barter exchange transactions, rents, royalties, nonemployee pay, and certain payments from fishing boat operators. Real estate transactions are not subject to backup withholding.

You will not be subject to backup withholding on payments you receive if you give the requester your correct TIN, make the proper certifications, and report all your taxable interest and dividends on your tax return.

Payments you receive will be subject to backup withholding if:

1. You do not furnish your TIN to the requester,

2. You do not certify your TIN when required (see the Part II instructions on page 3 for details),

3. The IRS tells the requester that you furnished an incorrect TIN,

4. The IRS tells you that you are subject to backup withholding because you did not report all your interest and dividends on your tax return (for reportable interest and dividends only), or

5. You do not certify to the requester that you are not subject to backup withholding under 4 above (for reportable interest and dividend accounts opened after 1983 only).

Certain payees and payments are exempt from backup withholding. See the instructions below and the separate Instructions for the Requester of Form W-9.

Also see *Special rules for partnerships* on page 1.

Updating Your Information

You must provide updated information to any person to whom you claimed to be an exempt payee if you are no longer an exempt payee and anticipate receiving reportable payments in the future from this person. For example, you may need to provide updated information if you are a C corporation that elects to be an S corporation, or if you no longer are tax exempt. In addition, you must furnish a new Form W-9 if the name or TIN changes for the account, for example, if the grantor of a grantor trust dies.

Penalties

Failure to furnish TIN. If you fail to furnish your correct TIN to a requester, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

Civil penalty for false information with respect to withholding. If you make a false statement with no reasonable basis that results in no backup withholding, you are subject to a $500 penalty.

Criminal penalty for falsifying information. Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

Misuse of TINs. If the requester discloses or uses TINs in violation of federal law, the requester may be subject to civil and criminal penalties.

Specific Instructions

Name

If you are an individual, you must generally enter the name shown on your income tax return. However, if you have changed your last name, for instance, due to marriage without informing the Social Security Administration of the name change, enter your first name, the last name shown on your social security card, and your new last name.

If the account is in joint names, list first, and then circle, the name of the person or entity whose number you entered in Part I of the form.

Sole proprietor. Enter your individual name as shown on your income tax return on the "Name" line. You may enter your business, trade, or "doing business as (DBA)" name on the "Business name/disregarded entity name" line.

Partnership, C Corporation, or S Corporation. Enter the entity's name on the "Name" line and any business, trade, or "doing business as (DBA) name" on the "Business name/disregarded entity name" line.

Disregarded entity. Enter the owner's name on the "Name" line. The name of the entity entered on the "Name" line should never be a disregarded entity. The name on the "Name" line must be the name shown on the income tax return on which the income will be reported. For example, if a foreign LLC that is treated as a disregarded entity for U.S. federal tax purposes has a domestic owner, the domestic owner's name is required to be provided on the "Name" line. If the direct owner of the entity is also a disregarded entity, enter the first owner that is not disregarded for federal tax purposes. Enter the disregarded entity's name on the "Business name/disregarded entity name" line. If the owner of the disregarded entity is a foreign person, you must complete an appropriate Form W-8.

Note. Check the appropriate box for the federal tax classification of the person whose name is entered on the "Name" line (Individual/sole proprietor, Partnership, C Corporation, S Corporation, Trust/estate).

Limited Liability Company (LLC). If the person identified on the "Name" line is an LLC, check the "Limited liability company" box only and enter the appropriate code for the tax classification in the space provided. If you are an LLC that is treated as a partnership for federal tax purposes, enter "P" for partnership. If you are an LLC that has filed a Form 8832 or a Form 2553 to be taxed as a corporation, enter "C" for C corporation or "S" for S corporation. If you are an LLC that is disregarded as an entity separate from its owner under Regulation section 301.7701-3 (except for employment and excise tax), do not check the LLC box unless the owner of the LLC (required to be identified on the "Name" line) is another LLC that is not disregarded for federal tax purposes. If the LLC is disregarded as an entity separate from its owner, enter the appropriate tax classification of the owner identified on the "Name" line.

Form W-9 (Rev. 12-2011) Page 3

Other entities. Enter your business name as shown on required federal tax documents on the "Name" line. This name should match the name shown on the charter or other legal document creating the entity. You may enter any business, trade, or DBA name on the "Business name/disregarded entity name" line.

Exempt Payee

If you are exempt from backup withholding, enter your name as described above and check the appropriate box for your status, then check the "Exempt payee" box in the line following the "Business name/disregarded entity name," sign and date the form.

Generally, individuals (including sole proprietors) are not exempt from backup withholding. Corporations are exempt from backup withholding for certain payments, such as interest and dividends.

Note. If you are exempt from backup withholding, you should still complete this form to avoid possible erroneous backup withholding.

The following payees are exempt from backup withholding:

1. An organization exempt from tax under section 501(a), any IRA, or a custodial account under section 403(b)(7) if the account satisfies the requirements of section 401(f)(2),

2. The United States or any of its agencies or instrumentalities,

3. A state, the District of Columbia, a possession of the United States, or any of their political subdivisions or instrumentalities,

4. A foreign government or any of its political subdivisions, agencies, or instrumentalities, or

5. An international organization or any of its agencies or instrumentalities.

Other payees that may be exempt from backup withholding include:

6. A corporation,

7. A foreign central bank of issue,

8. A dealer in securities or commodities required to register in the United States, the District of Columbia, or a possession of the United States,

9. A futures commission merchant registered with the Commodity Futures Trading Commission,

10. A real estate investment trust,

11. An entity registered at all times during the tax year under the Investment Company Act of 1940,

12. A common trust fund operated by a bank under section 584(a),

13. A financial institution,

14. A middleman known in the investment community as a nominee or custodian, or

15. A trust exempt from tax under section 664 or described in section 4947.

The following chart shows types of payments that may be exempt from backup withholding. The chart applies to the exempt payees listed above, 1 through 15.

IF the payment is for . . .	THEN the payment is exempt for . . .
Interest and dividend payments	All exempt payees except for 9
Broker transactions	Exempt payees 1 through 5 and 7 through 13. Also, C corporations.
Barter exchange transactions and patronage dividends	Exempt payees 1 through 5
Payments over $600 required to be reported and direct sales over $5,000 [1]	Generally, exempt payees 1 through 7 [2]

[1] See Form 1099-MISC, Miscellaneous Income, and its instructions.

[2] However, the following payments made to a corporation and reportable on Form 1099-MISC are not exempt from backup withholding: medical and health care payments, attorneys' fees, gross proceeds paid to an attorney, and payments for services paid by a federal executive agency.

Part I. Taxpayer Identification Number (TIN)

Enter your TIN in the appropriate box. If you are a resident alien and you do not have and are not eligible to get an SSN, your TIN is your IRS individual taxpayer identification number (ITIN). Enter it in the social security number box. If you do not have an ITIN, see *How to get a TIN* below.

If you are a sole proprietor and you have an EIN, you may enter either your SSN or EIN. However, the IRS prefers that you use your SSN.

If you are a single-member LLC that is disregarded as an entity separate from its owner (see *Limited Liability Company (LLC)* on page 2), enter the owner's SSN (or EIN, if the owner has one). Do not enter the disregarded entity's EIN. If the LLC is classified as a corporation or partnership, enter the entity's EIN.

Note. See the chart on page 4 for further clarification of name and TIN combinations.

How to get a TIN. If you do not have a TIN, apply for one immediately. To apply for an SSN, get Form SS-5, Application for a Social Security Card, from your local Social Security Administration office or get this form online at *www.ssa.gov*. You may also get this form by calling 1-800-772-1213. Use Form W-7, Application for IRS Individual Taxpayer Identification Number, to apply for an ITIN, or Form SS-4, Application for Employer Identification Number, to apply for an EIN. You can apply for an EIN online by accessing the IRS website at *www.irs.gov/businesses* and clicking on Employer Identification Number (EIN) under Starting a Business. You can get Forms W-7 and SS-4 from the IRS by visiting IRS.gov or by calling 1-800-TAX-FORM (1-800-829-3676).

If you are asked to complete Form W-9 but do not have a TIN, write "Applied For" in the space for the TIN, sign and date the form, and give it to the requester. For interest and dividend payments, and certain payments made with respect to readily tradable instruments, generally you will have 60 days to get a TIN and give it to the requester before you are subject to backup withholding on payments. The 60-day rule does not apply to other types of payments. You will be subject to backup withholding on all such payments until you provide your TIN to the requester.

Note. Entering "Applied For" means that you have already applied for a TIN or that you intend to apply for one soon.

Caution: *A disregarded domestic entity that has a foreign owner must use the appropriate Form W-8.*

Part II. Certification

To establish to the withholding agent that you are a U.S. person, or resident alien, sign Form W-9. You may be requested to sign by the withholding agent even if item 1, below, and items 4 and 5 on page 4 indicate otherwise.

For a joint account, only the person whose TIN is shown in Part I should sign (when required). In the case of a disregarded entity, the person identified on the "Name" line must sign. Exempt payees, see *Exempt Payee* on page 3.

Signature requirements. Complete the certification as indicated in items 1 through 3, below, and items 4 and 5 on page 4.

1. Interest, dividend, and barter exchange accounts opened before 1984 and broker accounts considered active during 1983. You must give your correct TIN, but you do not have to sign the certification.

2. Interest, dividend, broker, and barter exchange accounts opened after 1983 and broker accounts considered inactive during 1983. You must sign the certification or backup withholding will apply. If you are subject to backup withholding and you are merely providing your correct TIN to the requester, you must cross out item 2 in the certification before signing the form.

3. Real estate transactions. You must sign the certification. You may cross out item 2 of the certification.

Form W-9 (Rev. 12-2011) Page 4

4. Other payments. You must give your correct TIN, but you do not have to sign the certification unless you have been notified that you have previously given an incorrect TIN. "Other payments" include payments made in the course of the requester's trade or business for rents, royalties, goods (other than bills for merchandise), medical and health care services (including payments to corporations), payments to a nonemployee for services, payments to certain fishing boat crew members and fishermen, and gross proceeds paid to attorneys (including payments to corporations).

5. Mortgage interest paid by you, acquisition or abandonment of secured property, cancellation of debt, qualified tuition program payments (under section 529), IRA, Coverdell ESA, Archer MSA or HSA contributions or distributions, and pension distributions. You must give your correct TIN, but you do not have to sign the certification.

What Name and Number To Give the Requester

For this type of account:	Give name and SSN of:
1. Individual	The individual
2. Two or more individuals (joint account)	The actual owner of the account or, if combined funds, the first individual on the account [1]
3. Custodian account of a minor (Uniform Gift to Minors Act)	The minor [2]
4. a. The usual revocable savings trust (grantor is also trustee)	The grantor-trustee [1]
b. So-called trust account that is not a legal or valid trust under state law	The actual owner [1]
5. Sole proprietorship or disregarded entity owned by an individual	The owner [3]
6. Grantor trust filing under Optional Form 1099 Filing Method 1 (see Regulation section 1.671-4(b)(2)(i)(A))	The grantor*
For this type of account:	**Give name and EIN of:**
7. Disregarded entity not owned by an individual	The owner
8. A valid trust, estate, or pension trust	Legal entity [4]
9. Corporation or LLC electing corporate status on Form 8832 or Form 2553	The corporation
10. Association, club, religious, charitable, educational, or other tax-exempt organization	The organization
11. Partnership or multi-member LLC	The partnership
12. A broker or registered nominee	The broker or nominee
13. Account with the Department of Agriculture in the name of a public entity (such as a state or local government, school district, or prison) that receives agricultural program payments	The public entity
14. Grantor trust filing under the Form 1041 Filing Method or the Optional Form 1099 Filing Method 2 (see Regulation section 1.671-4(b)(2)(i)(B))	The trust

[1] List first and circle the name of the person whose number you furnish. If only one person on a joint account has an SSN, that person's number must be furnished.

[2] Circle the minor's name and furnish the minor's SSN.

[3] You must show your individual name and you may also enter your business or "DBA" name on the "Business name/disregarded entity" name line. You may use either your SSN or EIN (if you have one), but the IRS encourages you to use your SSN.

[4] List first and circle the name of the trust, estate, or pension trust. (Do not furnish the TIN of the personal representative or trustee unless the legal entity itself is not designated in the account title.) Also see *Special rules for partnerships* on page 1.

***Note.** Grantor also must provide a Form W-9 to trustee of trust.

Note. If no name is circled when more than one name is listed, the number will be considered to be that of the first name listed.

Secure Your Tax Records from Identity Theft

Identity theft occurs when someone uses your personal information such as your name, social security number (SSN), or other identifying information, without your permission, to commit fraud or other crimes. An identity thief may use your SSN to get a job or may file a tax return using your SSN to receive a refund.

To reduce your risk:

- Protect your SSN,
- Ensure your employer is protecting your SSN, and
- Be careful when choosing a tax preparer.

If your tax records are affected by identity theft and you receive a notice from the IRS, respond right away to the name and phone number printed on the IRS notice or letter.

If your tax records are not currently affected by identity theft but you think you are at risk due to a lost or stolen purse or wallet, questionable credit card activity or credit report, contact the IRS Identity Theft Hotline at 1-800-908-4490 or submit Form 14039.

For more information, see Publication 4535, Identity Theft Prevention and Victim Assistance.

Victims of identity theft who are experiencing economic harm or a system problem, or are seeking help in resolving tax problems that have not been resolved through normal channels, may be eligible for Taxpayer Advocate Service (TAS) assistance. You can reach TAS by calling the TAS toll-free case intake line at 1-877-777-4778 or TTY/TDD 1-800-829-4059.

Protect yourself from suspicious emails or phishing schemes. Phishing is the creation and use of email and websites designed to mimic legitimate business emails and websites. The most common act is sending an email to a user falsely claiming to be an established legitimate enterprise in an attempt to scam the user into surrendering private information that will be used for identity theft.

The IRS does not initiate contacts with taxpayers via emails. Also, the IRS does not request personal detailed information through email or ask taxpayers for the PIN numbers, passwords, or similar secret access information for their credit card, bank, or other financial accounts.

If you receive an unsolicited email claiming to be from the IRS, forward this message to *phishing@irs.gov*. You may also report misuse of the IRS name, logo, or other IRS property to the Treasury Inspector General for Tax Administration at 1-800-366-4484. You can forward suspicious emails to the Federal Trade Commission at: *spam@uce.gov* or contact them at *www.ftc.gov/idtheft* or 1-877-IDTHEFT (1-877-438-4338).

Visit IRS.gov to learn more about identity theft and how to reduce your risk.

Privacy Act Notice

Section 6109 of the Internal Revenue Code requires you to provide your correct TIN to persons (including federal agencies) who are required to file information returns with the IRS to report interest, dividends, or certain other income paid to you; mortgage interest you paid; the acquisition or abandonment of secured property; the cancellation of debt; or contributions you made to an IRA, Archer MSA, or HSA. The person collecting this form uses the information on the form to file information returns with the IRS, reporting the above information. Routine uses of this information include giving it to the Department of Justice for civil and criminal litigation and to cities, states, the District of Columbia, and U.S. possessions for use in administering their laws. The information also may be disclosed to other countries under a treaty, to federal and state agencies to enforce civil and criminal laws, or to federal law enforcement and intelligence agencies to combat terrorism. You must provide your TIN whether or not you are required to file a tax return. Under section 3406, payers must generally withhold a percentage of taxable interest, dividend, and certain other payments to a payee who does not give a TIN to the payer. Certain penalties may also apply for providing false or fraudulent information.

YOU SHOULD COMPLETE THE FOLLOWING CERTIFICATE IF YOU

WROTE “APPLIED FOR” IN PART I OF IRS FORM W-9.

CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate IRS Center or Social Security Administration Office or (b) I intend to mail or deliver an application in the near future. I understand that, notwithstanding the information I provided in the IRS Form W-9 (and the fact that I have completed this Certificate of Awaiting Taxpayer Identification Number), 28% of all reportable payments made to me will be withheld until I provide a taxpayer identification number. If I fail to provide a taxpayer identification number within 60 days, such amounts will be paid over to the Internal Revenue Service.

Signature:	Date: , 2012

NOTE:	FAILURE TO COMPLETE AND RETURN THE FORM W-9 MAY RESULT IN BACKUP WITHHOLDING OF 28% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFERS. PLEASE REVIEW “IRS FORM W-9—REQUEST FOR TAXPAYER IDENTIFICATION NUMBER AND CERTIFICATION” ABOVE FOR ADDITIONAL DETAILS.